UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2016

Date of reporting period: January 31, 2016

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Reaves Utilities and Energy Infrastructure Fund

Semi-Annual Report	January 31, 2016

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016
(Unaudited)

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-342-7058; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016
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SHAREHOLDERS’ LETTER

January 31, 2016

To the Shareholders of the Reaves Utilities and Energy Infrastructure Fund:

In the six months ended January 31, 2016, the Reaves Utilities and Energy Infrastructure Fund generated net-of-fee returns of -0.62% for the Institutional shares and -0.75% for the Class “A” shares. This compares to a 5.40% return for the S&P 500 Utilities Indexi and an -6.77% return for the S&P 500 Indexii. The underperformance versus utilities was primarily due to our exposure to the energy sector, which generally constitutes about 20% of our investment portfolio.

The Fund paid its 47th consecutive quarterly dividend in December.

We invest primarily in three sectors: utilities, energy and telecom. While the discussion below tends to focus on higher-level industry trends, we select investments on a bottom-up basis via a rigorous and independent research process. Our biggest investments tend to be in companies that have stable and growing cash flows, and pay dividends, with the prospect for dividend growth. The following discussion includes sector performance estimates on a consolidated basis, gross of fees.

Portfolio Review

Electric, Gas and Water Utilities

The utilities portion of the portfolio contributed about 7.59% to the total return in the period. The utilities’ portfolio’s Internal Rate of Return of 14.47% outperformed the S&P 500 Utilities Index return of 5.40% because of a lower weighting in merchant generators. Our largest return contributors were American Water Works, Atmos Energy and NiSource.

There are several themes that drove performance in the period. First, just as the prospect of rising interest rates were a headwind in the first half of 2015, weaker economic data and flight-to-safety buying drove utility outperformance versus broader market indices like the S&P 500. As weak data mounted and concern grew over global economic health the prospect of the Federal Reserve delaying any further rate hikes grew, which incented buyers back into the market for dividend-paying stocks.

Second, mergers and acquisitions were very active in the space. In August, Southern Company announced that it would buy Atlanta-based AGL Resources.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016
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Then, in September, TECO Energy announced that it had agreed to be purchased by Emera, a Canadian utility. Both transactions were all cash and came at a meaningful premium to the companies’ prior share prices. In the fourth quarter of 2015 Duke Energy announced that it had reached an agreement to buy Piedmont Natural Gas and later ITC Holdings announced that it had begun a strategic review to evaluate sale of the company following indications of interest from other companies. Much of the activity centered on faster-growing local gas distribution companies targeted by slower-growth multi-utilities, which explains why some of our best performers in the period were gas utilities. Cheap financing and less obvious growth opportunities for multi-electric utilities should keep premiums for smaller, faster-growing companies high.

Third, the nation experienced record-warm temperatures in the fourth quarter. December in the Northeast was about the warmest ever, punctuated by a 72 degree high in Burlington, VT on Christmas Day. October and November set records too: the temperature for the three months ending in November 2015 averaged 56.8 degrees, surpassing the previous record of 56.6 degrees set in 1963. The warm weather’s impact on natural gas demand drove the prompt-month gas price below $1.80 and knocked the forward 2016 price down over 11%. Electricity fared better, but could not stave off the decline in Independent Power Producers. This was a relative benefit for the Fund versus the S&P 500 Utilities Index since it has no merchant generation exposure. We generally avoid merchant power businesses because their profitability rests on improving power prices and demand fundamentals, which we do not expect — even in the context of an economic recovery. Power prices tend to be a function of domestic natural gas prices which we expect will remain historically low.

Otherwise, utility fundamentals are generally very healthy. Regulatory support has been robust, especially in key states, such as Michigan, and management quality has generally been good. The investment outlook is robust also and should continue to support solid dividend growth for years to come. Electric utilities have much to do in renewable generation and transmission. Low gas prices can drive growth as consumers increasingly shift from alternatives for home heating and industrial usage. Quality gas utilities can earn a regulated return on investments (one that comes with regulatory protection not subject to changes in market or business conditions) in distribution expansion and replacement of aging infrastructure. Investment is also required in the

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016
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United States’ water delivery and processing infrastructure, much of which was built over 50 years ago.

While rising interest rates could be a headwind for some of the Fund’s holdings, we remind investors that utilities are not fixed income securities; they are equities. These businesses have the potential to prosper from an economic climate of growth and stability that would underpin a rise in rates. These conditions bode well for the prospect of rising earnings and dividend income. Historically, the impact of changes in interest rates has been most pronounced in the first few months or early stages of a trend change. After this initial adjustment period, company-specific fundamental factors, such as earnings and dividend growth, have tended to determine returns.

Energy

The energy portion of the portfolio contributed about -3.40% to the total return in the period. The sector accounted for the lion’s share of our underperformance vs utility indexes in the period as oil and gas prices fell sharply. Of note, there was pronounced weakness in securities structured to act as funding vehicles for energy related capital spending. Companies structured as master limited partnerships or yieldcos were among the hardest hit as credit spreads widened and access to capital dried up. Companies with solid balance sheets and higher-quality resource bases outperformed those with greater leverage. High-yield debt markets effectively shut in the period and are likely to remain so.

During the period, the average price of West Texas Intermediate (WTI) grade oil declined. This was due to the combined effect of high OPEC production, warm winter weather reducing demand, upheaval in global financial markets in response to weak global economic performance, and the prospect for more supply as a result of a deal between the U.S. and Iran over that country’s nuclear program. A deal between the two countries will allow Iran to start exporting oil again late in the second quarter of 2016.

While we do not expect an immediate turnaround, our 12-18 month outlook is generally sanguine and it is likely that that a bottom for energy equities relative to the S&P 500 will be made in the near term. Assuming Iran adds an additional 500 kbd to global markets in the first half of 2016, global oil markets should be relatively balanced by late-2016 with worldwide production declines starting to reduce global inventories and demand up in response to lower prices. By 2017, we expect the market to be undersupplied, justifying higher prices. Futures prices tend to discount a forward outlook well in advance, so the

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016
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impact of lower supply and higher demand should be seen in commodity strip prices by mid-2016 and should set the stage for recovery in oil sensitive shares.

While we see recovery, our best guess is that it will be tempered relative to previous cycles and that domestic growth will be slower for all but very low-cost producers. As such, industry activity will likely plateau at what before might have been considered “mid-cycle” levels. This means there is likely to be less need for oil services, tools, rigs and incremental associated pipeline and processing infrastructure than in previous upcycles. Such an environment will most likely lead to consolidation as companies seek to gain scale and reduce costs. We are already seeing this particularly in the oil services sector where the top three players are all involved in deals. This phenomenon is also evident in the energy infrastructure space, especially among companies operating in Appalachia, where infrastructure development needs remain acute, and thus operators have the ability to grow. We expect that more will happen, especially among upstream producers as access to credit becomes less available to weaker operators, effectively forcing them to sell.

Telecommunications

Our investments in telecom, defined to include the cable and tower industries, generated about -2.94% of performance contribution. American Tower and BCE were the largest contributors to performance.

Tower stocks rebounded from a soft third quarter that was characterized by a combination of rate hike fears, foreign currency concerns, and a pause in carrier capital spending. Tower management teams reinforced this last concern during the fourth quarter with somewhat uninspiring outlooks for 2016. However, shares recovered due largely to investor perception that management teams were being conservative. Investors have perhaps remained sanguine given that wireless carriers rarely pause capital projects for long, and industry bellwether AT&T — a historically lumpy spender — has been dormant and is now conceivably due to reaccelerate its network build.

Cable stocks generally performed poorly during the period, but recovered somewhat during the fourth quarter, driven by continued solid financial results. Growth in high-margin broadband and business services revenues continues to enhance the free cash flow profile of cable distributors, while the video business — often left for dead by the media and investors alike — continues to prove resilient. In fact, both Charter Communications and Time Warner Cable have guided to positive video subscriber additions in 2015 for the first time in

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016
(Unaudited)

roughly a decade, even as the overall industry subtly declines. Put differently, cable actually looks poised to take video market share for the first time since the introduction of satellite TV. We remain positive on the sector. From a regulatory perspective, we have been pleased with cable’s resilience in 2015 — the industry bounced back nicely from both Comcast’s abandoned pursuit of Time Warner Cable, and the reclassification of broadband as a Title II service. Looking forward, we continue to think that regulators appear less concerned about Charter’s deal for Time Warner Cable than they were about the Comcast transaction. We also expect the impact of Title II to be fairly limited, due to a combination of forbearance on more onerous clauses, ongoing litigation, and election-season inertia.

Our investments in U.S. wireless carriers were modest negative contributors. This performance was actually an outperformance vs broader market indices and was a result of fourth quarter sales requiring less promotions than in 2014. That said, we continue to think competitive intensity is heightened and quality of earnings is historically low, justifying the optically depressed industry multiples. Going forward, we expect existing trends to persist, with T-Mobile taking additional share, and Verizon more effectively defending its incumbency than AT&T.

Outlook

Our utility sector investments are increasingly focused in subsectors that have above-average organic growth characteristics. Many of these companies have robust growth potential driven by gas-related investments, such as liquid natural gas, or by the impact of renewables as a source of power generation. We believe these companies should be able to raise their dividends at a measured pace and continue to provide stability to the portfolio in the event of unforeseen volatility.

Within the energy sector, our investments remain concentrated in companies we believe will survive current low commodity prices and emerge winners when the cycle turns. We believe that companies with the ability to grow volumes, even in a low oil price environment, and those investing in volume-related infrastructure will survive and prosper.

In telecommunications, we will continue investing in companies where we see value and potential for dividend growth. In the U.S., we see opportunities in cable, as broadband market-share gains should continue. Additionally, towers/chip/equipment companies are poised to benefit from increasing data usage and

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016
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development of next-generation networks. We will also look for opportunities abroad as wireless and wireline data growth is a global phenomenon.

We remain committed to providing you with a portfolio of well-researched, high-quality companies in vital industries that have the ability to grow earnings and dividends while providing substantial defensive characteristics.

We appreciate the opportunity to serve you and look forward to your continued support.

Sincerely,

Ronald J. Sorenson	Tim Porter
CEO & Chief Investment Officer	Portfolio Manager

Performance data represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For performance current to the most recent month-end and after tax returns, please call 1.866.342.7058.

The above commentary represents management’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. This information should not be relied upon by the reader as research or investment advice regarding the Fund or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, narrowly focused investments typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objective. Investments in securities of MLPs involve risk that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer. A company may reduce or eliminate its dividend, causing losses to the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016
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Definition of the Comparative Indices

i The S&P 500 Utilities Index is a capitalization-weighted index containing 31 electric and gas utility stocks (including multi-utilities and independent power producers). Prior to July 1996, this index included telecommunications equities. This equity index does not currently have telecommunications or energy equities that are contained in the Fund.

ii The S&P 500 Index is a capitalization-weighted, composite index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The typical Reaves portfolio includes a significant percentage of assets that are also found in the S&P 500. However, Reaves’ portfolios are far less diversified, resulting in higher sector concentrations than found in the broad-based S&P 500 Index.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016
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SECTOR WEIGHTINGS†

†	Percentages are based on total investments. More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.9%
	Shares	Value

CONSUMER DISCRETIONARY — 11.0%
Charter Communications, Cl A *	8,000	$1,370,880
Comcast, Cl A	28,900	1,610,019
Liberty Global, Cl A *	23,000	791,430
Time Warner Cable	7,000	1,274,070

		5,046,399

ELECTRIC UTILITIES — 18.6%
Avangrid *	13,000	499,850
Eversource Energy	34,840	1,874,392
ITC Holdings	47,000	1,875,300
NextEra Energy	23,000	2,569,330
Westar Energy, Cl A	39,000	1,698,840

		8,517,712

ENERGY — 18.7%
Cameron International *	15,000	984,900
Chevron	11,000	951,170
Cimarex Energy	8,500	790,500
Columbia Pipeline Group	49,700	921,935
EQT	15,000	926,100

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016
(Unaudited)

COMMON STOCK — concluded
	Shares	Value

ENERGY — continued
Occidental Petroleum	23,000	$1,583,090
Pioneer Natural Resources	12,000	1,487,400
Royal Dutch Shell ADR, Cl A	21,000	922,530

		8,567,625

FINANCIALS — 3.8%
American Tower, Cl A REIT	18,200	1,716,988

GAS — 7.3%
Atmos Energy	29,000	2,007,380
Southwest Gas	23,000	1,353,090

		3,360,470

INDUSTRIALS — 3.5%
Union Pacific	22,500	1,620,000

INFORMATION TECHNOLOGY — 1.7%
First Solar *	11,000	755,260

MULTI-UTILITIES — 19.9%
CMS Energy	54,000	2,099,520
DTE Energy	23,650	2,010,486
National Grid PLC ADR	26,000	1,841,060
NiSource	97,700	2,052,677
Sempra Energy	12,000	1,137,000

		9,140,743

TELECOMMUNICATION SERVICES — 3.8%
T-Mobile US *	21,000	843,150
Zayo Group Holdings *	35,000	875,700

		1,718,850

WATER UTILITIES — 9.6%
American Water Works	40,300	2,615,873
Aqua America	57,000	1,797,210

		4,413,083

TOTAL COMMON STOCK (Cost $37,025,313)		44,857,130

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016
(Unaudited)

SHORT-TERM INVESTMENT (A) — 2.0%
	Shares	Value

SEI Daily Income Trust Treasury II Fund Cl B, 0.050% (Cost $922,544)	922,544	$922,544

TOTAL INVESTMENTS — 99.9% (Cost $37,947,857)		$45,779,674

Percentages are based on Net Assets of $45,833,347.
*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2016.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $37,947,857)	$45,779,674
Receivable for Investment Securities Sold	1,391,137
Receivable for Capital Shares Sold	10,350
Dividends Receivable	8
Prepaid Expenses	25,540

Total Assets	47,206,709

Liabilities:
Payable for Investment Securities Purchased	1,276,233
Payable due to Adviser	16,112
Transfer Agent Fees Payable	14,331
Payable due to Administrator	11,604
Payable for Capital Shares Redeemed	9,600
Payable due to Trustees	3,861
Chief Compliance Officer Fees Payable	2,312
Payable due to Distributor	2,291
Other Accrued Expenses	37,018

Total Liabilities	1,373,362

Net Assets	$45,833,347

Net Assets Consist of:
Paid-in-Capital	$37,485,834
Distributions in Excess of Net Investment Income	(132,514)
Accumulated Net Realized Gain on Investments	648,210
Net Unrealized Appreciation on Investments	7,831,817

Net Assets	$45,833,347

Net Asset Value, Offering and Redemption Price Per Share (unlimited authorization – no par value) Institutional Class Shares ($41,025,999 ÷ 4,120,060)	$9.96

Net Asset Value, Offering and Redemption Price Per Share (unlimited authorization – no par value) Class A Shares ($4,807,348 ÷ 482,142)	$9.97

Maximum Offering Price Per Share — Class A Shares ($9.97 ÷ 95.25%)	$10.47

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
FOR THE SIX MONTHS
ENDED JANUARY 31, 2016
(Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$595,428
Less: Foreign Taxes Withheld	(3,224)

Total Investment Income	592,204

Expenses:
Investment Advisory Fees	189,094
Administration Fees	69,031
Distribution Fees(1)	7,385
Trustees’ Fees	6,240
Chief Compliance Officer Fees	3,263
Transfer Agent Fees	42,693
Registration Fees	17,464
Legal Fees	16,349
Printing Fees	15,437
Audit Fees	10,823
Custodian Fees	3,577
Insurance and Other Expenses	5,388

Total Expenses	386,744

Less: Investment Advisory Fees Waived	(51,566)
Less: Fees Paid Indirectly(2)	(23)

Net Expenses	335,155

Net Investment Income	257,049

Net Realized Gain on Investments	1,253,412
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(2,447,439)

Net Realized and Unrealized Loss on Investments	(1,194,027)

Net Decrease in Net Assets Resulting from Operations	$(936,978)

(1)	Attributable to Class A Shares.
(2)	See Note 4 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015
Operations:
Net Investment Income	$257,049	$734,942
Net Realized Gain/(Loss) on Investments and Foreign Currency Transactions	1,253,412	(236,663)
Net Change in Unrealized/(Depreciation) on Investments	(2,447,439)	(2,511,573)

Net Decrease in Net Assets Resulting from Operations	(936,978)	(2,013,294)

Dividends and Distributions from:
Net Investment Income
Institutional Class Shares	(415,600)	(799,934)
Class A Shares	(51,360)	(77,318)

Total from Net Investment Income	(466,960)	(877,252)

Net Realized Gains
Institutional Class Shares	(335,391)	(4,196,294)
Class A Shares	(47,320)	(465,566)

Total from Net Realized Gains	(382,711)	(4,661,860)

Total Dividends and Distributions	(849,671)	(5,539,112)

Capital Share Transactions(1)
Institutional Class Shares
Issued	198,521	140,325
Reinvestment of Distributions	587,709	3,967,921
Redeemed	(12,165,174)	(9,049,193)

Net Institutional Class Shares Capital Share Transactions	(11,378,944)	(4,940,947)

Class A Shares
Issued	832,733	1,951,760
Reinvestment of Distributions	93,669	516,630
Redeemed	(2,642,405)	(1,723,194)

Net Class A Shares Capital Share Transactions	(1,716,003)	745,196

Net Decrease From Capital Share Transactions	(13,094,947)	(4,195,751)

Total Decrease in Net Assets	(14,881,596)	(11,748,157)

Net Assets:
Beginning of Period	60,714,943	72,463,100

End of Period (including undistributed (distributions in excess of) net investment income of $(132,514) and $77,397, respectively)	$45,833,347	$60,714,943

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout the Years
	Institutional Class Shares
	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2011
Net Asset Value, Beginning of Period	$10.21	$11.42	$10.28	$9.09	$8.52	$6.83

Income from Operations:
Net Investment Income(1)	0.05	0.12	0.15	0.16	0.17	0.17
Net Realized and Unrealized Gain/(Loss) on Investments	(0.12)	(0.44)	1.43	1.21	0.57	1.64

Total from Operations	(0.07)	(0.32)	1.58	1.37	0.74	1.81

Dividends and Distributions from:
Net Investment Income	(0.10)	(0.14)	(0.21)	(0.18)	(0.17)	(0.12)
Net Realized Gains	(0.08)	(0.75)	(0.23)	—	—	—

Total Dividends and Distributions	(0.18)	(0.89)	(0.44)	(0.18)	(0.17)	(0.12)

Net Asset Value, End of Period	$9.96	$10.21	$11.42	$10.28	$9.09	$8.52

Total Return†	(0.62)%	(3.05)%	15.89%	15.29%	8.90%	26.62%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$41,026	$54,031	$65,732	$58,605	$54,222	$52,123
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.30%*	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.51%*	1.31%	1.31%	1.37%	1.44%	1.44%
Ratio of Net Investment Income to Average Net Assets	1.05%*	1.11%	1.45%	1.67%	2.07%	2.13%
Portfolio Turnover Rate	42%**	62%	85%	103%	95%	84%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
(1)	Per share data calculated using average shares method.
*	Annualized.
**	Not Annualized.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout the Years
	Class A Shares
	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012^	Year Ended July 31, 2011
Net Asset Value, Beginning of Period	$10.22	$11.43	$10.29	$9.09	$8.52	$6.83

Income from Operations:
Net Investment Income(1)	0.04	0.09	0.13	0.13	0.16	0.15
Net Realized and Unrealized Gain/(Loss) on Investments	(0.12)	(0.43)	1.42	1.23	0.56	1.64

Total from Operations	(0.08)	(0.34)	1.55	1.36	0.72	1.79

Dividends and Distributions from:
Net Investment Income	(0.09)	(0.12)	(0.18)	(0.16)	(0.15)	(0.10)
Net Realized Gains	(0.08)	(0.75)	(0.23)	—	—	—

Total Dividends and Distributions	(0.17)	(0.87)	(0.41)	(0.16)	(0.15)	(0.10)

Net Asset Value, End of Period	$9.97	$10.22	$11.43	$10.29	$9.09	$8.52

Total Return†	(0.75)%	(3.30)%	15.58%	15.11%	8.64%	26.31%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$4,807	$6,684	$6,731	$5,409	$5,003	$2,626
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.55%*	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.76%*	1.56%	1.56%	1.62%	1.69%	1.69%
Ratio of Net Investment Income to Average Net Assets	0.83%*	0.86%	1.24%	1.42%	1.84%	1.87%
Portfolio Turnover Rate	42%**	62%	85%	103%	95%	84%

†	Returns shown do not reflect the sales charge or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
^	Effective September 12, 2011, all existing Investor Class Shares of the Reaves Utilities and Energy Infrastructure Fund were reclassified as Class A Shares.
(1)	Per share data calculated using average shares method.
*	Annualized.
**	Not Annualized.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with forty-two funds. The financial statements herein are those of the Reaves Utilities and Energy Infrastructure Fund (the “Fund”). The financial statements of the remaining funds of the Trust are presented separately. The investment objective of the Fund is total return from income and capital growth. The Fund is a diversified fund, and invests primarily in securities of domestic and foreign public utility and energy companies, with a concentration (at least 80% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016

valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2016, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities.
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016

During the six-month period ended January 31, 2016, there have been no changes to the Fund’s fair value methodologies, no Level 3 assets and liabilities, and there have been no transfers between Level 1 and Level 2 assets and liabilities. As of January 31, 2016, all the investments for the Fund were classified as Level 1. For details of investment classifications, reference the Schedule of Investments.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six-month period ended January 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six-month period ended January 31, 2016, the Fund did not incur any interest or penalties relating to unrecognized tax benefits.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016

liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund seeks to declare quarterly dividends at fixed rates approved by the Board. To the extent that the amount of the Fund’s net investment income and short-term capital gains is less than the approved fixed rate, some of its dividends may be

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016

paid from net capital gains or as a return of shareholder capital. To the extent the amount of the Fund’s net investment income and short-term capital gains exceeds the approved fixed rate, the Fund may pay additional dividends. An additional distribution of net capital gains realized by the Fund, if any, may be made annually; provided, however, that no more than one distribution of net capital gains shall be made with respect to any one taxable year of the Fund (other than a permitted, supplemental distribution which does not exceed 10% of the aggregate amount distributed for such taxable year).

3.	Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six-month period ended January 31, 2016, the Fund was charged $69,031 for these services.

The Fund has adopted a Distribution Plan (the “Plan”) for Class A Shares. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average net assets attributable to Class A Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016

earn cash management credits which can be used to offset transfer agent expenses. During the six-month period ended January 31, 2016, the Fund earned credits of $23, which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, W. H. Reaves & Co., Inc. (the “Adviser”), provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund’s total annual operating expenses from exceeding 1.30% and 1.55% of the Institutional and Class A Shares’ average daily net assets, respectively. The Adviser may discontinue the expense limitation at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period up to the expense cap in place at the time the expenses were waived. As of January 31, 2016, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $11,530, expiring in 2017, $0 expiring in 2018, and $66,368, expiring in 2019. During the six months period ended January 31, 2016, there has been no recoupment of previously waived and reimbursed fees.

6.	Share Transactions:

	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015
Institutional Class Shares
Issued	20,043	12,985
Reinvestment of Distributions	60,350	368,541
Redeemed	(1,250,970)	(846,482)

Net Institutional Class Shares Capital Share Transactions	(1,170,577)	(464,956)

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016

	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015
Class A Shares
Issued	86,373	178,767
Reinvestment of Distributions	9,608	47,966
Redeemed	(267,703)	(161,725)

Net Class A Shares Capital Share Transactions	(171,722)	65,008

Net Decrease in Shares Outstanding	(1,342,299)	(399,948)

7.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments, for the six-month period ended January 31, 2016 were $20,550,463 and $33,144,428, respectively. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily due to master limited partnership adjustments, REIT adjustments, reclassifications of distributions and foreign currency gains and losses reclassifications have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$219,704	$(219,635)	$(69)

These reclassifications have no impact on net assets or net asset value per share.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016

The tax character of dividends and distributions declared during the fiscal years ended July 31, 2015 and 2014 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2015	$1,863,060	$3,676,052	$5,539,112
2014	1,806,268	879,908	2,686,176

As of July 31, 2015, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$77,395
Post Enactment Short-Term Capital Loss Carryforwards	(218,529)
Unrealized Appreciation	10,275,291
Other Temporary Differences	5

Total Distributable Earnings	$10,134,162

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. During the fiscal year ended July 31, 2015, the Fund did not utilize capital loss carryforwards to offset capital gains.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of July 31, 2015, the Fund had a short-term capital loss carryforward of $218,529 available for utilization.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at January 31, 2016 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$37,947,857	$8,513,235	$(681,418)	$7,831,817

9.	Concentration/Risks:

The Fund has adopted a policy to concentrate its investments (at least 80% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. To the extent that the Fund’s investments are focused in issuers

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016

conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries.

10.	Other:

At January 31, 2016, 13% of the total Institutional Class Shares outstanding were held by one record shareholder and 56% of the total Class A Shares were held by two record shareholders. These shareholders are comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of January 31, 2016.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2015 to January 31, 2016).

The table on the following page illustrates your Fund’s costs in two ways.

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 8/1/2015	Ending Account Value 1/31/2016	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$993.80	1.30%	$6.52
Class A Shares	1,000.00	992.50	1.55	7.76
Hypothetical Fund Return
Institutional Class Shares	$1,000.00	$1,018.60	1.30%	$6.60
Class A Shares	1,000.00	1,017.34	1.55	7.86
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half year period).

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 25, 2015 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016

from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016

regarding the Fund’s performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark indices and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmarks and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2016

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Reaves Utilities and Energy Infrastructure Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

W.H. Reaves & Co, Inc.

10 Exchange Place

18th Floor

Jersey City, NJ 07302

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

WHR-SA-001-1200

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: April 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: April 8, 2016

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller & CFO

Date: April 8, 2016